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                                                                   EXHIBIT 10.11

           SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


          This SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of this 11th day of December, 1998, by and among RoweCom Inc., a corporation incorporated under the laws of Delaware (together with any successor corporation thereto, the "Company"), Rowe Communications Ltd., a corporation incorporated under the laws of Ontario ("RoweCan"), each of the persons listed on Schedule I (the "Class B Investors," and each a "Class B Investor") and each of the persons listed on Schedule II (the "Class C Investors," and each a "Class C Investor," and, together with the Class B Investors, the "Investors," and each an "Investor").

PRELIMINARY STATEMENTS
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          A.   The Class B Investors have purchased an aggregate of 5,140,371 shares of the Class B Preferred Stock, $.01 par value of the Company ("Class B Preferred Shares"), pursuant to the terms of that certain Stock Purchase Agreement, dated May 4, 1998, among the Company, RoweCan and the Class B Investors (the "Class B Stock Purchase Agreement").

          B. Working Ventures Canadian Fund ("WV") has purchased 1,186,240 of the Class B Preferred Shares of RoweCan (the "RoweCan Class B Preferred Shares") pursuant to the terms of the Class B Stock Purchase Agreement and WV has purchased 1,611,568 of the Class A Preferred Shares of RoweCan (the "RoweCan Class A Preferred Shares") pursuant to the terms of that certain Share Purchase Agreement, dated April 1, 1997 among RoweCan, the Company and WV.

          C. Pursuant to the terms of the Stock Purchase Agreement dated the date hereof among the Class C Investors, the Company and RoweCan (the "Class C Stock Purchase Agreement"), the Class C Investors have purchased an aggregate of 4,586,598 shares of the Class C Preferred Stock, $.01 par value of the Company ("Class C Preferred Shares").

          D. The Company, RoweCan and the Class B Investors entered into a Registration Rights Agreement, dated as of May 4, 1998 (the "Amended and Restated Registration Rights Agreement") which shall be amended and restated by this Agreement.

          E. Pursuant to the Second Amended and Restated Stockholders' Agreement dated the date hereof among the Company, RoweCan, the Investors and the Company's stockholders, WV has certain rights to exchange the RoweCan Class A Preferred Shares and the RoweCan Class B Preferred Shares for securities of the Company (the "Exchange Options").
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          F.   It is a condition precedent to the consummation by the Class C
Investors of all of their respective obligations under the Class C Stock Purchase Agreement that RoweCan, the Company and the Investors enter into this Agreement.
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          NOW THEREFORE, the parties agree as follows:

          1. DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

          "Amended and Restated Registration Rights Agreement" shall have the meaning ascribed to such term in the preliminary statements.

          "Class B Preferred Shares" shall have the meaning ascribed to such term in the preliminary statements.

          "Class C Preferred Shares" shall have the meaning ascribed to such term in the preliminary statements.

          "Commission" shall mean the United States Securities and Exchange Commission.

          "Common Stock" shall mean the common stock, $.01 par value, of the Company (or capital stock of any successor corporation to the Company).

          "Designated Preferred Shares" shall mean, collectively, shares of Class B Preferred Shares and Class C Preferred Shares.

          "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended.

          "Exchange Options" shall have the meaning ascribed to such term in the preliminary statements.

          "IPO" shall mean the initial public offering of securities of the Company.

          "Long-Form Registration" shall have the meaning ascribed to such term in Section 2.1.

          "Person" shall mean an individual, partnership, corporation, association, trust, joint venture, unincorporated organization, and any government, governmental department or agency or political subdivision thereof.

          "Registrable Shares" shall mean any or all securities of the Company issued to the Investors or issuable to WV upon exercise of the Exchange Options;

provided, however, that such securities shall be converted into Common Stock
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prior to any registration.
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          "RoweCan A Preferred Shares" shall have the meaning ascribed to such term in the preliminary statements.

          "RoweCan B Preferred Shares" shall have the meaning ascribed to such term in the preliminary statements.

          "Securities Act" shall mean the United States Securities Act of 1933, as amended.



          2.  DEMAND REGISTRATION RIGHTS.

          2.1.  Registration Upon Request.  Subject to the provisions of Section
2.4 below, at any time, and from time to time after, the earlier of (a) January 31, 2003 or (b) the date that is six months after the IPO, if the holders of (x) at least a majority of the Registrable Shares, (y) at least 60% of the Class B Preferred Shares or (z) at least 60% of the Class C Preferred Shares provide the Company with a written request for registration under the Securities Act of any of their Registrable Shares on Form S-1 or any similar long-form registration ("Long-Form Registration"), which request specifies the approximate number of Registrable Shares requested to be registered and the anticipated per share price range for such offering and must result in aggregate proceeds of at least $10,000,000, then within 10 days after receipt of any such request, the Company shall give written notice of such requested registration to all other Investors and shall include in the registration all Registrable Shares with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice. Thereafter, subject to the conditions, limitations and provisions set forth below in Sections 2.3, 2.4 and 5, the Company shall promptly prepare and file, and use its best efforts to prosecute to effectiveness, an appropriate filing with the Commission of a registration statement covering all of those Registrable Shares with respect to which registration under the Securities Act has been requested by the Investors as provided herein. Subject to the provisions of Section 2.3 below, the Company may include in any registration pursuant to this Section 2.1 additional shares of Common Stock for sale for its own account or for the account of any other Person.

          2.2. Selection of Underwriters. If the holders initiating a registration pursuant to Section 2.1 intend to distribute the Registrable Shares by means of an underwriting, they shall so advise the Company in their request. In such event, the right of other holders to participate shall be conditioned on such holder's participation in such underwriting. If a registration pursuant to
Section 2.1 involves an underwritten offering, the underwriter or underwriters thereof shall be selected, after consultation with the Company, by Investors holding a majority of the Registrable Securities requested by the Investors to be registered, provided that such underwriter
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or underwriters shall be acceptable to the Company. The Company covenants that it shall not unreasonably withhold its acceptance of any such underwriter or underwriters.

          2.3.  Priority of Demand Registration.  If a registration pursuant to
Section 2.1 involves an underwritten offering, and the managing underwriter shall advise the Company in writing that, in its opinion, the number of shares of Common Stock requested to be included in such registration exceeds the number which can be sold in such offering, the Company shall include in such registration, to the extent of the number of shares of Common Stock that the Company is so advised can be sold in such offering, (i) first, the number of Registrable Shares requested to be included in such registration by the Investors whose Designated Preferred Shares shall have been converted into Common Shares, (ii) second, the number of Registrable Shares requested to be included in such registration by the Investors whose Class A-1 Preferred Shares shall have been converted into Common Shares and (iii) third, the other shares of Common Stock of the Company proposed to be included in such registration, in accordance with the priorities, if any, then existing among the Company and the holders of such other securities.

          2.4.  Limitation on Requests.  Notwithstanding anything in this
Section 2 to the contrary, the Investors may not request a registration pursuant to Section 2.1 during the 180-day period following (i) the closing of the IPO,
(ii) the effective date of any registration statement filed in connection with a registration pursuant to Section 2.1 or 4.1 or (iii) the effective date of any registration statement filed in connection with a registration pursuant to
Section 3. The Investors shall be entitled to request no more than four demand registrations pursuant to Section 2; provided that (i) at least one of such registrations must be requested by the holders of at least 60% of the Class B Preferred Shares (a "Required Class B Interest"); (ii) at least one of such registrations must be requested by the holders of at least 60% of the Class C Preferred Shares (a "Required Class C Interest"); and (iii) each of a Required Class B Interest and a Required Class C Interest may request no more than two such registrations that are not requested by the other of them. A registration shall not count as one of the permitted registrations pursuant to Section 2 until it has become effective. For purposes of this Agreement, a registration shall be deemed to have been effected by the Company if the registration statement relating thereto has been declared effective by the Commission or if such registration statement, after having been filed with the Commission, is subsequently withdrawn at the request of the Investors and such request is not due to a material change in the Company's business or prospects.

          3.  PIGGYBACK REGISTRATION RIGHTS.

          3.1. Registration. If at any time after the IPO, the Company proposes to register any of its Common Stock under the Securities Act, whether for its own account or for the account of any stockholder of the Company or pursuant to registration rights granted to holders of other securities of the Company (but excluding in all cases any registrations pursuant to Sections 2 or 4 hereof or any registrations to be effected on Forms S-4 or S-8 or any applicable successor Forms), the Company shall, each such time, give to the Investors written notice of its intent to do so. Within 20 days of the receipt of such notice, the Investors shall have the right to give notice pursuant to
Section 2.1 or 4.1 in which event, the notice given pursuant to this
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Section 3.1 shall be null and void and the notice pursuant to Section 2.1 or 4.1 as the case may be shall be proceeded with. Upon the written request of an Investor to register its Registrable Shares pursuant to this Section 3.1 given within 20 days after the giving of any such notice by the Company, the Company shall use its best efforts to cause to be included in such registration the Registrable Shares of such Investor, to the extent requested to be registered, subject to Section 3.2; provided that such Investor agrees to sell those of its
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Registrable Shares to be included in such registration in the same manner and on the same terms and conditions as the other shares of Common Stock which the Company purposes to register.

          3.2. Priority of the Company Shares. In connection with any offering involving an underwriting of shares being issued by the Company or being sold pursuant to any demand registration rights of any stockholder of the Company, the Company shall not be required under Section 3.1 to include the Registrable Shares of any Investor therein unless such Investor accepts and agrees to the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If the total number of shares of Common Stock which all selling stockholders of the Company (including, without limitation, the Investors) request to be included in any offering exceeds the number of shares which the underwriters believe to be compatible with the success of the offering, then (A) if the offering is the IPO, the Company shall include in such registration, to the extent of the number of shares of Common Stock that the Company is so advised can be sold in such offering, (i) first, the number of shares of Common Stock the Company proposes to include in such offering, (ii) second, the number of Registrable Shares requested to be included in such registration by the Investors whose Designated Preferred Shares shall have been converted into Common Shares, (iii) third, the number of Registrable Shares requested to be included in such registration by the Investors whose Class A-1 Preferred Shares shall have been converted into Common Shares and (iv) fourth, the other shares of Common Stock of the Company proposed to be included in such registration by the holders of such other securities; and (B) if the offering is an offering other than the IPO, the Company shall include in such registration, to the extent of the number of shares of Common Stock that the Company is so advised can be sold in such offering, (i) first, 20% of the number of Registrable Shares requested to be included in such registration by the Investors whose Designated Preferred Shares shall have been converted into Common Shares, (ii) second, 20% of the number of Registrable Shares requested to be included in such registration by the Investors whose Class A-1 Preferred Shares shall have been converted into Common Shares, (iii) third, the number of shares of Common Stock the Company proposed to include in such offering, (iv) fourth, the remaining 80% of the number of Registrable Shares requested to be included in such registration by the Investors whose Designated Preferred Shares shall have been converted into Common Shares, (v) fifth, the remaining 80% of the number of Registrable Shares requested to be included in such registration by the Investors whose Class A-1 Preferred Shares shall have been converted into Common Shares and (vi) sixth, the other shares of Common Stock of the Company proposed to be included in such registration by the holders of such other securities.

          4.  FORM S-3 REGISTRATION.

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          4.1.  Registration Upon Request.  The Company shall use its best efforts to qualify and remain qualified for the use of Form S-3 (or any applicable successor form) for the registration of its securities under the Securities Act. At any time that the Company is so qualified, in the event that the Company shall receive from the Investors holding (a) at least 20% of the Registrable Shares (b) at least 35% of the shares of Common Stock converted from the Class B Preferred Shares or (c) at least 35% of the shares of Common Stock converted from the Class C Preferred Shares a written request that the Company effect a registration on Form S-3 (or any applicable successor Form), which request specifies the approximate number of Registrable Shares requested to be registered and the anticipated per share price range for such offering, which offering shall provide an aggregate offering price of at least $1,000,000, then within 10 days after receipt of any such request, the Company shall give written notice of such requested registration to all other Investors and shall include in the registration all Registrable Shares with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice. Thereafter, subject to the conditions, limitations and provisions set forth below in Section 4.2, 4.3 and 5, the Company shall promptly prepare and file, and use its best efforts to prosecute to effectiveness, appropriate filing with the Commission of a registration statement covering all of those Registrable Shares with respect to which registration under the Securities Act has been requested by the Investors as provided herein. Subject to Section 4.3, the Company may include in any registration pursuant to this
Section 4.1 additional shares of Common Stock for sale for its own account or for the account of any other Person.

          4.2. Selection of Underwriters. If the holders initiating a registration pursuant to Section 4.1 intend to distribute the Registrable Shares by means of an underwriting, they shall so advise the Company in their request. In such event, the right of other holders to participate shall be conditioned on such holder's participation in such underwriting. If a registration pursuant to
Section 4.1 involves an underwritten offering, the underwriter or underwriters thereof shall be selected, after consultation with the Company, by Investors holding a majority of the Registrable Securities requested by the Investors to be registered, provided that such underwriter or underwriters shall be
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acceptable to the Company.  The Company covenants that it shall not unreasonably withhold its acceptance of any such underwriter or underwriters.

          4.3.  Priority of Demand Registrations.  If a registration pursuant to
Section 4.1 involves an underwritten offering, and the managing underwriter shall advise the Company in writing that, in its opinion, the number of shares of Common Stock requested to be included in such registration exceeds the number which can be sold in such offering, the Company shall include in such registration, to the extent of the number of shares of Common Stock that the Company is so advised can be sold in such offering, (i) first, the number of Registrable Shares requested to be included in such registration by the Investors whose Designated Preferred Shares were converted into Common Shares,
(ii) second, the number of Registrable Shares requested to be included in such registration by the Investors whose Class A-1 Preferred Shares were converted into Common Shares and (iii) third, the other shares of Common Stock of the Company proposed to be included in such registration, in accordance with the priorities, if any, then existing among the Company and the holders of such other securities.

          4.4.  Limitation on Requests.  Notwithstanding anything in this
Section 4 to the contrary, the Investors may not request (a) more than one registration pursuant to Section 4.1 in any six month period or (b) a registration pursuant to Section 4.1 during the 180-day period following (i) the closing of the IPO, (ii) the effective date of any registration statement filed in connection with a registration pursuant to Section 2.1 or 4.1 or (iii) the effective date of any registration statement filed in connection with a registration pursuant to Section 3.

          5. DEFERRAL. Notwithstanding anything to the contrary contained in this Agreement, the Company's obligation to file a registration statement pursuant to Section 2, 3 or 4 shall be deferred for a period not to exceed 90 days in any 12-month period if the Company, in the good faith judgment of its Board of Directors, reasonably believes that the filing thereof at the time requested would materially adversely affect a pending or proposed public offering of Common Stock, or an acquisition, merger, recapitalization, consolidation, reorganization or similar transaction, or any negotiations, discussions or pending proposals with respect thereto.

          6.  ADDITIONAL OBLIGATIONS OF THE COMPANY.

          Whenever the Company is required under Section 2, 3 or 4 to use its best efforts to effect the registration of any of the Registrable Shares, the Company shall promptly:

          (a) Prepare and file with the Commission a registration statement with respect to such Registrable Shares and use its best efforts to cause such registration statement to become and remain effective; provided, however
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     that the Company shall in no event be obligated to cause any such registration to remain effective for more than 180 days;

          (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep the registration statement effective for the period referred to in Section 6(a) and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

          (c) Furnish to the Investors such number of copies of the registration statement, each amendment and supplement thereto, the prospectus included in the registration statement (including each preliminary prospectus), each in conformity with the requirements of the Securities Act, and such other documents as the Investor may reasonably request in order to facilitate the disposition of such Registrable Shares;

          (d) Use its best efforts to register and qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as shall be reasonably appropriate in the opinion of the Company and the managing underwriters and do any and all other acts and things which may be reasonably necessary or advisable to enable such Investor to consummate the disposition in such jurisdictions of the Registrable Shares owned by such Investor, provided that the Company shall not be required in connection
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

     therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and provided further that (anything in Section 8 to the contrary
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     notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification therein of the securities be borne by selling stockholders, then the Investors shall, to the extent required by such jurisdiction, pay its pro rata share of selling
                                                       --- ----
     expenses;

          (e) Notify each holder of Registrable Shares, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such holder, the Company shall prepare a supplement or amendment to the prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          (f) Promptly notify the holders of Registrable Shares and the underwriters, if any, of the following events and (if requested by any such Persons) confirm such notification in writing: (i) the filing of the prospectus or any prospectus supplement and the registration statement and any amendment or post-effective amendment thereto and, with respect to the registration statement or any post-effective amendment thereto, the declaration of the effectiveness of such document; (ii) any requests by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information; (iii) the issuance or threat of issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; and (iv) the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Shares for sale in any jurisdiction or the initiation or threat of initiation of any proceeding for such purpose;

          (g) Use its best efforts to cause all such Registrable Shares to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, used its best efforts to secure designation of all such Registrable Shares covered by the registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Commission or, failing that, to secure NASDAQ authorization for such Registrable Shares and, without limiting the generality of the foregoing, to arrange by its best efforts for at least two market makers to register as such with respect to such Registrable Shares with the NASD;

          (h) Provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

          (i) Enter into such customary agreements (including, without limitation, underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Shares being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Shares (including, without limitation, effecting a stock split or a combination of shares);

          (j) Make available, subject to an applicable non-disclosure or confidentiality agreement, for inspection by any holder of Registrable Shares, any underwriter participating in any disposition pursuant to the registration statement and any attorney, accountant or other agent retained by any such holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such holder, underwriter, attorney, accountant or agent in connection with the registration statement;

          (k) Otherwise endeavor to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (l) Permit any holder of Registrable Shares to participate in the preparation of such registration or comparable statement and to require the insertion therein of material furnished to the Company in writing, which in the reasonable judgment of the holder and its counsel should be included;

          (m) Make every reasonable effort to prevent the entry of any order suspending the effectiveness of the registration statement and, in the event of the issuance of any such stop order, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any security included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order;

          (n) Endeavor to cause such Registrable Shares covered by the registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the holders thereof to consummate the disposition of such Registrable Shares;

          (o) Cooperate with the selling holders of Registrable Shares and the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold and not bearing any restrictive legends, and enable such Registrable Shares to be in such lots and registered in such names as the underwriters may request at least two business days prior to any delivery of Registrable Shares to the underwriters;

          (p) Provide a CUSIP number for all Registrable Shares not later than the effective date of the registration statement; and

          (q) Prior to the effectiveness of the registration statement and any post- effective amendment thereto and at each closing of an underwritten offering, (i) make such representations and warranties to the selling holders of such Registrable Shares and the underwriters, if any, with respect to the Registrable Shares and the registration statement as are customarily made by issuers to underwriters in primary underwritten offerings, (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and which opinions shall be reasonably satisfactory to the underwriters, if any, and to the holders of a majority of the Registrable Shares being sold) addressed to each selling holder and the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such holders and underwriters or their counsel,
     (iii) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the selling holders of Registrable Shares and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with primary underwritten offerings, and (iv) deliver such documents and certificates as may be reasonably requested by the holders of a majority of the Registrable Shares being sold and by the underwriters, if any, to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

          7. FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 7 that the Investors shall furnish to the Company such information regarding the Investors and the shares of Common Stock held by the Investors as the Company shall reasonably request and as shall be reasonably required in order to effect any such registration by the Company.

          8. EXPENSES. The Company shall pay all expenses related to the first four registration statements filed by the Company on a Long-Form Registration pursuant to Section 2.1, the first eight registrations filed pursuant to Section 4 and all registrations filed pursuant to Section 3, including, without limitation, all registration and filing fees (including all expenses incident to filing with the Commission and any applicable national securities exchange or the National Association of Securities Dealers, Inc.), fees and expenses of complying with securities and blue sky laws, printing expenses, fees and disbursements of the Company's certified independent accounting firm and fees and disbursements of counsel, including the reasonable fees and disbursements (in no event in excess of $10,000) of one legal counsel selected by the Investors holding a majority of the Registrable Shares requested by the Investors to be registered to represent the Investors as selling stockholder(s) thereunder (all, collectively, "Registration

Expenses"); provided, however, that all other expenses of counsel to the sellers
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as selling stockholders and underwriting discounts and selling commissions applicable to the Registrable Shares covered by registrations effected pursuant to Section 2.1, 3.1 or 4.1 shall be borne by the seller or sellers thereof, in proportion to the number of Registrable Shares sold by such seller or sellers. Notwithstanding anything in this Section 8 to the contrary, the Investors requesting registration shall be required to pay all Registration Expenses relating to or arising out of the Company being required to effect more than four registrations on Form S-1 or eight registrations on Form S-3 (or any applicable successor Forms) pursuant to the provisions of Section 2.1 or 4.1, as applicable.

          9. INDEMNIFICATION. In the event that any Registrable Share of any Investor is included in a registration statement pursuant to this Agreement:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless such Investor, its affiliates and their respective officers, directors, employees and agents, as the case may be, and each Person, if any, who controls the Investor within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; and will reimburse such Investor, its affiliates and their respective officers, directors, employees and agents or controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity
                                  --------  -------
     agreement contained in this Section 9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished to the Company in an instrument duly executed by the Investor or its officer, director, partner or controlling Person and stated to be specifically for use in the registration statement, preliminary prospectus, final prospectus or amendments or supplements thereto.

          (b) To the extent permitted by law, the Investor will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed such registration statement and each Person, if any, who controls the Company within the meaning of the Securities Act against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling Person may become subject to, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus or amendments or supplements thereto, in reliance upon and in conformity with written information furnished to the Company in an instrument duly executed by such Investor and stated to be specifically for use in such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto; and the Investor will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the
                                                    --------  -------
     indemnity agreement contained in this Section 9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Investor against which the request for indemnity is being made (which consent shall not be unreasonably withheld); and provided, further, that the obligation
                                        --------  -------
     to indemnify shall be individual to such Investor and shall be limited to the net amount of proceeds received by such Investor from the sale of Registrable Shares pursuant to the Registration Statement.

          (c) Promptly after receipt by an indemnified party pursuant to this
     Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party pursuant to this Section 9, (i) notify the indemnifying party in writing of the commencement thereof and (ii) unless, in such indemnified party's reasonable judgement, a conflict of interest between such indemnified and indemnifying parties exists or is reasonably likely to arise with respect to such claim, give the indemnifying party the right to participate in and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume at its expense the defense thereof with counsel mutually satisfactory to the parties.

          10. LOCKUP. Each Investor hereby agrees that, at the written request of the Company or any managing underwriter of the initial underwritten public offering of securities of the Company, if at the time of such initial underwritten public offering such Investor owns at least 1% of the outstanding Common Stock of the Company (on an as-if converted basis), such Investor shall not, without the prior written consent of the Company or such managing underwriter, sell, make any short sale of, loan, grant any option for the purchase of, pledge, encumber, or otherwise dispose of or exercise any registration rights with respect to, any Common Stock (other than publicly traded shares of Common Stock issued in such initial underwritten public offering or otherwise) during the period (not to exceed 180 days) requested by the managing underwriter; provided, that each officer or director of the Company and each holder of at least one percent of its Common Stock (for this purpose, calculated on a fully diluted basis assuming full exercise of all outstanding options, warrants, and other rights to acquire shares of Common Stock and full conversion or exchange of all securities that are convertible into or exchangeable for shares of Common Stock) shall have entered into a similar agreement.

          11.  GENERAL.

          11.1. Remedies. In case that any one or more of the covenants and/or agreements set forth in this Agreement shall have been breached by any party hereto, the party or parties entitled to the benefit of such covenants or agreements may proceed to protect and enforce its or their rights, either by suit in equity and/or action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Agreement. The rights, powers and remedies of the parties to this Agreement are cumulative and not exclusive of any other right, power or remedy which such parties may have under any other agreement or law. No single or partial assertion or exercise of any right, power or remedy of a party hereunder shall preclude any other or further assertion or exercise thereof.

          11.2. Assignment. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of each Investor are also for the benefit of, and enforceable by, any subsequent holder of such Investor's Registrable Shares who consents in writing to be bound by this Agreement.

          11.3. Survival. The rights and obligations of the parties hereto set forth herein shall survive indefinitely, unless and until, by their respective terms, they are no longer applicable.

          11.4. Entire Agreement. This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous arrangements or understandings with respect thereto; including, without limitation, the Amended and Restated Registration Rights Agreement which is hereby terminated.

          11.5. Notices. Any notice, request, consent or other communication hereunder to any party will be in writing and will be either personally delivered, or sent by certified mail, return receipt requested, or sent by facsimile, confirmation of receipt requested, or sent by reputable overnight courier service (charges prepaid) to the address set forth below such party's signature on the signature pages hereto. Notices will be deemed to have been given hereunder when delivered personally; five business days after deposit in the mail; when confirmation of receipt is received; and one day after deposit with a reputable overnight courier service.

          11.6. Amendments and Waivers. Any provision of this Agreement may be amended, modified or terminated, and the observance of any provision of this Agreement may be waived (either generally or in a particular instance and either retrospectively or prospectively), with, but only with, the written consent of the Company and the Investors holding at least 80% of the Registrable Shares held by all Investors; provided that any such amendment or waiver shall affect all Investors in the same manner.

          11.7. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          11.8. No Waiver of Future Breach. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof. No assent, express or implied, by any party hereto to any breach in or default of any agreement or condition herein contained on the part of any other party hereto shall constitute a waiver of or assent to any succeeding breach in or default of the same or any other agreement or condition hereof by such other party.

          11.9. No Implied Rights or Remedies; Third Party Beneficiaries. Except as otherwise expressly provided in this Agreement, nothing herein expressed or implied is intended or shall be construed to confer upon or to give any Person, firm or corporation, other than the parties hereto and their respective successor and assigns, any rights or remedies under or by reason of this Agreement. Except as otherwise expressly provided in this Agreement, there are no intended third party beneficiaries under or by reason of this Agreement.

          11.10. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

          11.11. Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

          11.12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, excluding choice of law rules thereof.

          11.13. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

                           [Signature pages follow.]

          IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first above written.


                              ROWECOM INC.



                              By:______________________________________
                              Name:
                              Title:


                              By:______________________________________
                              Name:
                              Title:

                              725 Concord Avenue
                              Cambridge, Massachusetts 02138
                              Attn: Dr. Richard Rowe, Mr. Louis Hernandez
                              Facsimile: (617) 497-6825


                              ROWE COMMUNICATIONS LTD.


                              By:_______________________________________
                              Name:
                              Title:

                              100 Collip Circle
                              London, Ontario
                              N6G 4X8
                              Attn: Dr. Richard Rowe, Mr. Louis Hernandez
                              Facsimile: (519) 858-5107

                              WORKING VENTURES CANADIAN FUND INC.


                              By:_______________________________
                              Name:
                              Title:

                              250 Bloor Street East, Suite 1600
                              Toronto, Ontario M4W 1E6
                              Facsimile: 416-929-2421
                              Attn:  Graham Matthews and James Whittaker

                              CRYSTAL INTERNET VENTURE FUND, L.P.
                              By: Crystal Venture, Ltd.
                              Title:  General Partner


                              By:_______________________________________
                              Name:
                              Title:  Vice President

                              1120 Chester Avenue
                              Suite 310
                              Cleveland, Ohio 44114
                              Facsimile:  216-263-5518
                              Attn:  Daniel Kellogg


                              PAI, WEI MING CHUNG


                              By: CIVF Management, Ltd.,
                                  attorney in fact pursuant to Power
                                  of Attorney dated _________, 1998

                              By:_______________________________________
                              Name: Daniel Kellogg
                              Title:  Vice President

                              2 FL, No. 420
                              Fu-husing N. Road
                              Taipei, Taiwan ROC
                              Facsimile:  011-886-22-517-6418


                              FU KUAN INVESTMENT CORP.


                              By: CIVF Management, Ltd.,
                                  attorney in fact pursuant to Power
                                  of Attorney dated _________, 1998


                              By:_______________________________________
                              Name: Daniel Kellogg
                              Title: Vice President

                              14FL, No. 22
                              Ai Kuo E. Road
                              Taipei, Taiwan ROC
                              Facsimile:  011-886-22-397-2106
                              Attn:  Irene Su


                              PURETECH PROFITS LIMITED (BVI)

                              By: CIVF Management, Ltd.,
                                  attorney in fact pursuant to Power
                                  of Attorney dated _________, 1998

                              By:_______________________________________
                              Name: Daniel Kellogg
                              Title: Vice President

                              c/o Mr. Y.L. Shen
                              Suite 2613
                              26FL
                              333 Keeiung Road
                              Sec. 1
                              Taipei, Taiwan ROC
                              Facsimile: 011-886-22-757-6931

                              HIGHLAND CAPITAL PARTNERS III
                              LIMITED PARTNERSHIP

                              By:  Highland Management Partners III
                                   Limited Partnership
                              Title: General Partner

                              By:_______________________________________
                              Name:
                              Title:

                              Two International Place
                              Boston, Massachusetts 02110
                              Facsimile:  617-531-1550
                              Attn:


                              HIGHLAND ENTREPRENEURS' FUND III
                              LIMITED PARTNERSHIP

                              By:  HEF III LLC
                              Title: General Partner

                              By:_______________________________________
                              Name:
                              Title:

                              Two International Place
                              Boston, Massachusetts 02110
                              Facsimile:  617-531-1550
                              Attn:

                              AXIOM VENTURE PARTNERS II
                              LIMITED PARTNERSHIP
                              By Axiom Venture Associates II Limited Liability Company, its General Partner

                              By:______________________________________
                              Name:
                              Title:

                              CityPlace II - 17th Floor
                              185 Asylum Street
                              Hartford, CT 06103

                              Facsimile: 860-548-7797
                              Attn: Sam McKay

                              ZERO STAGE CAPITAL VI, L.P.

                              By Zero Stage Capital Associates VI, LLC, its General Partner


                              By:______________________________________
                              Name: Stanley Fung
                              Title: Managing Member

                              101 Main Street - 17th Floor
                              Cambridge, MA 02142
                              Facsimile: 617-876-1248
                              Attn: Stanley Fung

                              [ADDITIONAL INVESTORS]